Exhibit 10.11

SOFTWARE LICENSE AND SUPPORT AGREEMENT 28/09/2020

These Terms of Software License and Support Agreement ("LICENSE AGREEMENT") are entered into on by and between:

Ana Karamanova, on behalf of Galaxy Group Ltd a limited liability company duly incorporated and acting under and in accordance with the laws of the British Virgin Islands, with registration number 1920862, having its principal place of business at lntershore Chambers, Road Town, Tortola, British Virgin Islands ("SOFTWARE PROVIDER")

And

ESEG Limited, a Belize company having its principal place of business at 9 Barrack Road, Belize City, Belize ("LICENSEE").

for Products and Services, regarding the license and operating support of the Galaxy Group software described herein and subject to the terms and conditions described herein.

I.	DEFINITIONS:

1.                "Software" is defined as the Galaxy Group eSports betting software and data feed products supplied under this Agreement and any and all modifications thereof or upgrades thereto which perform the functions and/or achieve the objectives of LICENSEE's online gambling venture.

2.                "Hardware" is defined as any computer, server, person digital assistant or other such device which performs computer functions and or sends or receives data, including all related equipment on which the Software is run

3.                "Network" is defined as an aggregation or interconnection of computers or Hardware, or any other devices which may perform the functions of data communication, computation or storage, where such interconnection is by cable, wireless communication or any other means which permits the passage of machine-readable information among two or more such devices; Network shall include without limitation any publicly accessible communications systems capable of digital and/or analog communications, which systems may be generally known as the Internet, the World Wide Web, or other designation.

II.	LICENSE GRANT:

a.                Scope. This Agreement shall be binding to all LICENSEE's affiliates and assigns of any such entities regardless of whether such succession arises out of merger, acquisition or reorganization. Notwithstanding the foregoing, Software may be used by any end user for purposes of supporting products or obtaining services provided by LICENSEE to such End User.

b.                Grant. SOFTWARE PROVIDER hereby grants and agrees to grant to LICENSEE transferable, nonexclusive license to use, and maintain the Software on Computers and Networks pursuant to the scope of use and as otherwise defined under the terms of this Agreement and the Schedules. LICENSEE pays in exchange for the particular rights to the Software and in favor of SOFTWARE PROVIDER a setup fee and monthly Royalty fee, as described in Exhibit A. Legal title to the Software provided under this agreement shall remain in SOFTWARE PROVIDER as its sole property subject to LICENSEE's rights specified in this agreement. LICENSEE agrees not to resell, duplicate or disclose Software in whole or in part or for the use of any third party or affiliate, including LICENSEE franchise owners without paying in full all fees described in Exhibit A, and receiving written consent from SOFTWARE PROVIDER for each separate occasion.

SOFTWARE PROVIDER agrees to provide the additional services, with priority development and integration, to the LICENSEE, outlined in Exhibit A

1

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE REDACTED TERMS HAVE BEEN MARKED WITH THREE ASTERISKS [***]

III.	IP OWNERSHIP

a. Ownership of Intellectual Property.

Unless otherwise agreed in writing, all tools, equipment, materials, drawings, computer software, documents or data of every description furnished to LICENSEE by SOFTWARE PROVIDER and any replacement thereof, or any materials affixed or attached thereto shall be and remain the personal property of SOFTWARE PROVIDER. Such property, and whenever practical each individual item thereof, shall be plainly marked or otherwise adequately identified by SOFTWARE PROVIDER as being the intellectual property of Galaxy Group LTD. by an appropriate clear marking.

SOFTWARE PROVIDER shall keep confidential all drawings, specifications, computer software and other data provided by LICENSEE and shall not divulge or use, directly or indirectly, such drawings, specifications, computer software or data to or for the benefit of any other party without obtaining LICENSEE's prior written consent and any required Government authorization when needed. This provision shall not apply to information in the public domain otherwise than as a result of a breach of this provision, nor shall it limit any rights the Government may have in such drawings, specifications, computer software, or other data.

IV.	DELIVERY, TESTING AND ACCEPTANCE Inspection:

Inspection:

a. All goods and services that the SOFTWARE PROVIDER will deliver to the LICENSEE prior to final acceptance

b. All integrations and services as outlined per milestone and launch dates, in Exhibit B

c. All goods or services shall be subject to inspection and test by the LICENSEE to the extent practicable at all times and places during the performance of this order including the period of manufacture or development, and in any event prior to final acceptance by the LICENSEE.

d. If any inspection or test is made, SOFTWARE PROVIDER without additional charge, shall provide all reasonable facilities, access and assistance for the convenience of the inspectors/testers in the performance of their duties.

e. Final acceptance or rejection of the goods or services shall be made as promptly as practical prior to launch date.

V.	SOFTWARE PROVIDER REPRESENTATIONS AND WARRANTIES

a.                Licensed Software Limited Warranty

SOFTWARE PROVIDER warrants that Licensed Software will perform substantially as described to LICENSEE. If LICENSEE should determine during the 60 day warranty period from the effective date of this Agreement that a Licensed Software fails to perform substantially in such a manner, LICENSEE's remedy, in addition to other remedies that may be available to LICENSEE, shall be either replacement of the Licensed Software or 50% cash refund under this agreement by LICENSEE for the right to use the Licensed Software. LICENSEE will deliver all copies of defective Licensed Software with associated Documentation to SOFTWARE PROVIDER in order to exercise its right to the remedies stated above. SOFTWARE PROVIDER does warrant that the functions contained in Licensed Software will meet LICENSEE's particular requirements. SOFTWARE PROVIDER does not warrant that the operation of the software will be uninterrupted or error free, provided however, in no event will the Licensed Software be deemed to be fully installed and accepted until any standards for acceptance testing that may be specified by LICENSEE have been met.

b.                Code Integrity Warranty

SOFTWARE PROVIDER warrants that the Licensed Software(s) contain no known "computer viruses" or "time bombs" as those terms are commonly understood in the information processing industry which SOFTWARE PROVIDER by means of reasonable inspection should have detected in the normal course of quality control and testing. Specifically, SOFTWARE PROVIDER warrants that the Licensed Software contain no known code or instructions (including any code or instructions provided by third parties) that may be used to access, modify, delete, damage, or disable any computer associated equipment computer programs, data files or other electronically stored information operated or maintained by LICENSEE or SOFTWARE PROVIDER at LICENSEE'S request.

2

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE REDACTED TERMS HAVE BEEN MARKED WITH THREE ASTERISKS [***]

c.                Documentation Warranty

Any Documentation furnished as part of Licensed Software hereunder shall be furnished in English. If at any time such original Documentation is revised or supplemented by additional Documentation thereupon SOFTWARE PROVIDER shall deliver to LICENSEE copies of such revised or additional Documentation free of cost. LICENSEE shall have the right to reproduce all Documentation supplied hereunder provided such reproduction shall be solely for the use of LICENSEE.

d.                Maintenance and Support

SOFTWARE PROVIDER will provide the necessary maintenance, support and updates to keep the Network running seamlessly at all times at the costs described in Exhibit A. In the event that LICENSEE requires additional software customization, graphic design, or any type of software development, that is beyond the description and requirements of the Licensed Software as negotiated at the time of execution of this license agreement, then such customization, design or development shall be negotiated and incorporated by reference as an amendment to this Agreement between SOFTWARE PROVIDER and LICENSEE.

VI.	General Representations and Warranties:

SOFTWARE PROVIDER represents and warrants that:

a. All information that it has submitted heretofore and contemporaneously is true and accurate in every material respect;

b. SOFTWARE PROVIDER represents and warrants that it is the sole owner of the Licensed Software, or has procured the Licensed Software under valid licenses from the owners thereof from any third party owner or security interest holder, to use intellectual property in conjunction with the provision of the Licensed Software and/or services under this Agreement. SOFTWARE PROVIDER further represents and warrants that it has full power and authority to grant the rights herein granted without the consent of any other person.

c. The Software and services delivered or performed shall be in accordance with the highest generally accepted standards of the profession existent at the time the Software and Services are delivered or performed.

It is hereby acknowledged that SOFTWARE PROVIDER may obtain certain products and services and elements of or to be integrated in the Software, or any part thereof, under license from third party providers, including without limitation casino, virtual sports, payment methods and gateways, affiliate system casino, data providers and any additional products as further detailed in Annex A. Such products and services shall be provided to the LICENSEE subject to and in accordance with, and the LICENSEE shall use such elements in full compliance with the terms and conditions prescribed to SOFTWARE PROVIDER by its third party providers, as shall apply from time to time (the "Third Party Products"). SOFTWARE PROVIDER will provide to LICENSEE any terms and condition, or modifications thereof, prescribed to SOFTWARE PROVIDER for use of Third Party Products

The LICENSEE acknowledges that the Third Party Products are subject to specific fees as specified in Annex B.

SOFTWARE PROVIDER acknowledges and agrees to provide integration of the Third Party Products throughout the Term (to the extent such is technically and commercially feasible), or as otherwise mutually agreed in writing (including via email) by the Parties.

SOFTWARE PROVIDER will, to the fullest extent possible and on a back to back basis, extend to the LICENSEE the warranties provided to SOFTWARE PROVIDER under the agreement entered between it and a Third Party Products provider, provided and subject to the following cumulative conditions: (i) SOFTWARE PROVIDER's liability in respect of any such warranties shall be limited to the lesser of (after deduction of applicable legal fees:)(a) the cap of limitation of liability provided under the agreement entered between it and a Third Party Product provider; or (b) the actual payment recovered by SOFTWARE PROVIDER as a result of the damages; and (ii) the damages paid by SOFTWARE PROVIDER to the LICENSEE under this Agreement shall be calculated on a pro-rated basis to the damage(s) incurred by SOFTWARE PROVIDER's relevant client(s) using a Third Party Product and actually affected by the relevant breach, provided that the LICENSEE claimed its damages no later than six (6) months from the date the liability arose."

3

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE REDACTED TERMS HAVE BEEN MARKED WITH THREE ASTERISKS [***]

VII.	TIME AND PLACE OF INSTALLATION

a. Software Provider shall install the Software at the address set forth in Paragraph C.

b. The Software shall be deemed accepted by LICENSEE on successful completion of Software checkout by Software Provider at the time of installation.

c. The Software will be installed solely on one Internet domain name as follows:

•	GoGawi

•	GoGawi.com

VIII.	TERM & TERMINATION

a. This Agreement shall commence on the Commencement Date and shall continue for a period of 12 months, renewable thereafter for successive periods of six months until terminated by either party giving not less than 60 days' notice to the other party in writing at any time after the initial term.

b. Either party may terminate this Agreement forthwith on giving notice in writing to the other party if the other party commits a material breach of this Agreement and, in the case of a breach capable of being remedied shall have failed within 30 days after the receipt of a request in writing from the first party to do so, to remedy the breach.

c. Termination of this Agreement however caused shall not affect any rights of action or remedy of either party under this Agreement which may have accrued up to the date of termination

d. On termination of this agreement LICENSEE will have 90 days to promptly return all of Software Provider’s proprietary data, and shall erase from all computer storage and computer storage devices any image or copies of the Software. SOFTWARE PROVIDER will support LICENSEE through the 90 day migration period to a new provider for all live sites using the Software.

IX.	DATABASE

SOFTWARE PROVIDER shall perform processing of Personal Data of an End User as a Data Processor to LICENSEE in accordance with this Agreement and the Data Processing Addendum, attached as Exhibit E ("Data Protection Addendum"). The LICENSEE shall be fully responsible to obtain any and all required consents and permits from the End Users and, if required from the applicable Data Protection Authority for processing in accordance with this Agreement and the Data Protection Addendum.

If SOFTWARE PROVIDER incurs any damages or is subject to any claims as a consequence of its obligations as Data Processor of the End User Personal Data in accordance with the Agreement or the Data Processing Addendum ["Data Protection Claim(s)"], except arising out of or in connection with a breach by SOFTWARE PROVIDER of the Data Processing Addendum or Software Providers negligence or mistake, the LICENSEE shall, notwithstanding any limitation of liability contained herein, indemnify and hold SOFTWARE PROVIDER harmless from all such claims, costs or damages that may arise as a consequence thereof up to the amount of 100 EUR per impacted data record.

If LICENSEE incurs any damages or is subject to any claims as a consequence of a breach by SOFTWARE PROVIDER of its obligations under the Data Processing Addendum solely due to its fault, SOFTWARE PROVIDER shall indemnify LICENSEE from all such claims, costs or damages that may arise as a consequence thereof up to the amount of100 EUR per impacted data record. Notwithstanding the foregoing, SOFTWARE PROVIDER’S total aggregate liability arising out of or in connection with this Section 11.3 shall in no circumstances exceed a maximum of €400,000throughout the Term.

4

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE REDACTED TERMS HAVE BEEN MARKED WITH THREE ASTERISKS [***]

Without derogating from the above, it is hereby clarified that the LICENSEE shall be the sole owner of the database of names and contact information of the End Users managed through the LICENSEE.

X.	MISCELLANEOUS

a.                Public Release of Information:

No public release of information regarding this Agreement (including, without limitation, photo graphs, films, announcements and denials or confirmations of the placing of this order) shall be made without the prior written approval of SOFTWARE PROVIDER.

b.                Notices.

a. All notices sent or required to be sent by virtue of this Agreement shall be sent to the addresses mentioned above in the preamble to this Agreement or to the following email addresses

FOR THE SOFTWARE PROVIDER: apeach@esportstechnologies.com and bbarden@esportstechnologies.com

FOR THE LICENSEE: sales@ultraplay.co

b. All such notices should be in writing and sent by personal delivery, facsimile, standard express delivery or electronic mail return receipt requested.

c. Any such notice will be deemed to have been received if sent by any of the means stated above and return receipt signed by a representative of either Party.

d. If either Party changes its address as set forth in the Preamble of this Agreement, a written notice of such change in address shall be communicated by a written notice.

c.                Amendment.

SOFTWARE PROVIDER may amend the Licensed Software Privacy and Data Policy, or any other policy applicable to the Licensed Software, from time to time by posting an amended version at its website and sending LICENSEE written notice thereof. Such amendment will be deemed accepted and become effective 30 days after such notice (the "Proposed Amendment Date") unless LICENSEE first gives SOFTWARE PROVIDER written notice of rejection of the amendment. In the event of such rejection, this Agreement will continue under its original provisions (unless LICENSEE first terminates this Agreement pursuant to Section IX above). LICENSEE's continued use of the Service following the effective date of an amendment will confirm LICENSEE's consent thereto. This Agreement may not be amended in any other way except through a written agreement executed by Authorized Representatives of each party. Notwithstanding the foregoing, Provider may amend the Privacy Policy at any time by posting a new version at its website and sending LICENSEE notice thereof, and such amended version will become effective 15 business days after such notice is sent.

d.                No Agency Agreement.

Neither party is the agent of the other nor may bind the other in any way, expressed or implied.

e.                No Waiver.

5

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE REDACTED TERMS HAVE BEEN MARKED WITH THREE ASTERISKS [***]

Neither party will be deemed to have waived any of its rights under this Agreement by lapse of time or by any statement or representation other than (i) by an Authorized Representative and (ii) in an explicit written waiver. No waiver of a breach of this Agreement will constitute a waiver of any prior or subsequent breach of this Agreement.

f.                 Force Majeure.

To the extent caused by force majeure, no delay, failure, or default will constitute a breach of this Agreement.

g.                Assignment & Successors.

Neither party may assign this Agreement or any of its rights or obligations hereunder without the other's express written consent, except that either party may assign this Agreement to the surviving party in a merger of that party into another entity. Except to the extent forbidden in the previous sentence, this Agreement will be binding upon and inure to the benefit of the respective successors and assigns of LICENSEE.

h.                Attorney's Fees

Should either party be required to seek the services of an attorney to enforce its rights under this agreement, the prevailing party in such action shall be entitled to recover reasonable attorney's fees, legal costs, and other collection fees and costs incurred by that party in connection with the suit or claim.

i.                  Choice of Law & Jurisdiction.

This Agreement will be governed solely by the internal laws of the state of Nevada.

j.                  Severability.

To the extent permitted by applicable law, the parties hereby waive any provision of law that would render any clause of this Agreement invalid or otherwise unenforceable in any respect. In the event that a provision of this Agreement is held to be invalid or otherwise unenforceable, such provision will be interpreted to fulfill its intended purpose to the maximum extent permitted by applicable law, and the remaining provisions of this Agreement will continue in full force and effect.

k.                Entire Agreement.

This Agreement sets forth the entire agreement of the parties and supersedes all prior or contemporaneous writings, negotiations, and discussions with respect to the subject matter hereof. Neither party has relied upon any such prior or contemporaneous communications.

IN WITNESS WHEREOF, the Parties and signatories execute this Agreement on the dates mentioned above in the Preamble to this Agreement.

By: Signature: /s/ Keith Williams Licensee: ESEG Limited Name: Keith Williams Title: Member	By: Signature: /s/ Ana Karamanova Software Provider: Galaxy Group Ltd. Name: Ana Karamanova Title: Director

6

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE REDACTED TERMS HAVE BEEN MARKED WITH THREE ASTERISKS [***]

EXHIBIT A
PURCHASE PRICE
PAYMENT METHOD AND SCHEDULE

Purchase Price Specifications:

S.N	Particulars	Amount
1.	Whitelabel Setup Price Total On signing Within three (3) working days of execution of this Agreement On Launch Within three (3) working days of the official launch date	€[***] ([***] EUR) €[***] ([***] EUR) €[***] ([***] EUR)
2.	Monthly Royalty fee <[***]EUR GGR [***]<[***] EUR GGR [***]<[***] GGR [***]+GGR Monthly minimum payment The operator pays either Royalty or minimum payment, whichever is greater	[***]% [***]% [***]% [***]% €[***] ([***] EUR) *waived for the first month or in any negative month within a 12 month period after €[***] is paid to SOFTWARE PROVIDER
3.

Additional Site Discount

The SOFTWARE PROVIDER will provide a minimum discount of [***]% to above fees for additional affiliated sites that the LICENSEE operates in addition to the ones named in Vll.c above

Floor of [***]% Discount to above referenced rates

Exhibit A

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE REDACTED TERMS HAVE BEEN MARKED WITH THREE ASTERISKS [***]

4.

Included Development Services

The SOFTWARE PROVIDER will provide the following additional services, as the LICENSEE’s business requirements dictate over the term

1.       Stand-Alone Instance of Software, to allow for additional data, odds and market integrations

1. No additional charges, for setup, All Hardware and IT costs are the responsibilities of the LICENSEE 2.
5.

Trading Team Collaborations

The SOFTWARE PROVIDER will provide a minimum of 5 hours a week of support and access to internal resources to work with LICENSEE internal trading and odds modeling team to optimize and customize the LICENSEE's risk management settings and profile

No additional charge
6.

Managed Customer Service

The SOFTWARE PROVIDER will provide 24/7 technical and trading services as part of the software license services. The SOFTWARE PROVIDER will commit to the SLA and process outlined in Annex F

No additional charge
7.

Audited Results Reporting Support

The SOFTWARE PROVIDER will provide potential custom reporting and copies of all GLI or other certification testing, in conjunction with the LICENSEE's reporting requirements to list and remain listed on a public stock exchange

No additional charge
8.	[***] Integration Fees	EUR [***]

Royalty fee is calculated on a monthly basis using the following formula for GGR:

Formula: Total Losing Bet Volume- (Total Winning Bet Volume + Bonuses up to [***]% of total turnover)* Royalty % = Monthly fee due

Exhibit A

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE REDACTED TERMS HAVE BEEN MARKED WITH THREE ASTERISKS [***]

EXHIBIT B
3rd Party Software and Integration Schedule

3rd Party Product	Integration Timeline Commitment
Ecommerce Visa/MC Support Primary Provider-- [***] Provider --[***]	Targeted for Initial Launch and Acceptance, pending [***]integration support. [***] For Initial Launch and Acceptance
[***]	For Initial Launch and Acceptance
[***]	For Initial Launch and Acceptance
Cryptocurrency Deposit and Wallet --[***]	For Initial Launch and Acceptance
Skins Payment and Wallet	+1 Month from Launch and Acceptance Date based on investigation
[***]	+1 Month from Launch and Acceptance Date
[***] **Integration Partner**	On or Before +2 Months from Launch and Acceptance Date
[***]	On or Before +2 Months from Launch and Acceptance Date
[***]	+1 Month from Launch and Acceptance Date
[***]	For Initial Launch and Acceptance
[***]	+1 Month from Launch and Acceptance Date
[***]	For Initial Launch and Acceptance
[***]	For Initial Launch and Acceptance
[***]	For Initial Launch and Acceptance
[***] Wallet and Microsite Integration	+1 Month from Launch and Acceptance Date

Exhibit B

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE REDACTED TERMS HAVE BEEN MARKED WITH THREE ASTERISKS [***]

[***] Casino Integration 1. Existing margin and cost through Ultraplay Integration 2. Direct Integration with GoGawi	1. For Initial Launch and Acceptance 2. +1 Month from Launch and Acceptance Date
Integration with Tableau for Data and Reporting	For Initial Launch and Acceptance
Browser Bet Extension	TBD, per technical discussion

Exhibit B

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE REDACTED TERMS HAVE BEEN MARKED WITH THREE ASTERISKS [***]

EXHIBIT C
SUPPORT AND MAINTENANCE SERVICES

Definitions

The following terms shall have the meanings given below. Capitalized terms used herein but not specifically defined herein shall have the meanings attributed to such terms in the Agreement to which this Service Level Agreement is attached (the "Main Agreement”).

Availability and Available have the meanings set out in Section 3.1 of this SLA.

Business Hours means Monday to Friday, 10:00 AM -19:00 PM Bulgarian local time

Critical Incident

means an incident that has rendered the Software and Services totally non-functional. These issues are system-wide and have a broad and direct effect.

•        Critical Incident fulfils at least one of the following criteria:

•        Software and Services are completely unavailable. Complete failure of End Users to log in, register, play, and/or deposit or cash out (i.e. withdrawal)

Downtime	has the meaning set out in of this SLA
Emergency Maintenance	means downtime of the Software and Services due to the application of urgent patches or fixes, or other urgent maintenance.
Incident	means a Critical Incident, Major Incident or Mino Incident
Initial Response	means a response provided by the support personnel of SOFTWARE PROVIDER that does not necessarily include a Solution of the Incident
Major Incident	means an incident that has rendered the Software and Services partially usable with some features and functions non-functioning but not preventing End Users or other users from use of Software and Services or depositing money
Minor Incident	means any incident that has no impact on the usability of the Software and Services whereby End Users or other users are generally not prevented from using the Software and Services.
Off-Peak Hours	means time from 19:00 Bulgarian time to 10:00 Bulgarian
SLA	means this Service Level Agreement
Solution	means actions and procedures, which circumvent or overcome the impact of the Incident; Solutions may not provide a final and full solution to the Incident
Support Services	means support services to be provided under this SLA
Unscheduled Downtime	has the meaning set out in Section 3.3 of this SLA

1.1             Support Services

SOFTWARE PROVIDER hereby undertakes to supply the Support Services to the Merchant incompliance with applicable professional and industry standard, sin order to maintain the Software and Services operational and to enable End Users or other users to use the Software and Services throughout the Term of the Main Agreement.

Exhibit C

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE REDACTED TERMS HAVE BEEN MARKED WITH THREE ASTERISKS [***]

Service Level -Availability

1.2             Definition of Availability

Availability for Software and Services shall be calculated on a monthly basis.

"Availability" is expressed as a percentage and is measured according to the following definition (and "Unavailability" or "Downtime" shall be construed accordingly; i.e., any time the Software and Services are not Available): Software and Services shall be considered to be “Available" provided it is functional, free of any Critical Incident and available to be accessed and utilised.

Availability shall be calculated in accordance with the following formula:

where:

= Availability

= the total number of minutes in the respective Month

= the total number of minutes of Unscheduled Downtime in the respective Month

S= the total number of minutes of Scheduled Downtime in the respective Month

C = the total number of minutes when system have defects category Critical

F= total number of minutes when system is down due to Force Majeure events (including network issue of third parties service providers).

1.3             Software and Services Availability

SOFTWARE PROVIDER shall operate and maintain the Software and Services and make them available and fully functional to the Merchant and the End Users and/or other users as further set out herein.

Total cumulative Unscheduled Downtime of Software and Services in any one (1) Month period will not cause Availability to fall below 99.5% (ninety nine point five percent).

1.4             Unscheduled Downtime

Subject to the exceptions listed below, "Unscheduled Downtime" is time when the Software is Unavailable as defined under Section 3.1 above.

The following shall not be considered Unscheduled Downtime

(a)              Scheduled Downtime as defined in Clause 3.4 below;

(b)              Downtime of the Software and Services caused by an act or omission of the Merchant or any third party acting on the Merchant’s behalf (including but not limited to, the Merchant's agents, contractors, vendors or affiliates;)

(c)              Circumstances resulting from Force Majeure Event;

Exhibit C

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE REDACTED TERMS HAVE BEEN MARKED WITH THREE ASTERISKS [***]

(d)              Denial of service attacks at the hosting facility or any other SOFTWARE PROVIDER, the Merchant or third party facilities directly or indirectly involved in support, maintenance or operation of the Software and Service, provided that SOFTWARE PROVIDER has deployed industry standard methods to prevent denial of service attacks; or

(e)              Interruption caused by third party system failure where Software and Services are integrated for log-in authorization, fund transfer, or other activities rely on the third party system for their normal operations.

(f)                Any downtime resulting due to regulatory concerns.

(g)              Ultraplay scheduled maintenance cycle every 3 weeks; estimated total time is 3 hours per cycle

1.5             Scheduled Downtime

SOFTWARE PROVIDER shall be entitled to conduct scheduled maintenance requiring downtime for any Module and its operation (referred to as "Scheduled Downtime"). SOFTWARE PROVIDER shall endeavour to notify the Merchant of any Scheduled Downtime at least seven (7) days in advance SOFTWARE PROVIDER shall endeavour that such Scheduled Downtime will occur during Off-Peak Hours. Total duration of Scheduled Downtimes will not exceed four (4)hours per month.

1.6             Emergency Downtime

SOFTWARE PROVIDER shall use commercially reasonable efforts to conduct Emergency Maintenance requiring downtime for any Module during Off-Peak Hours (as defined above) upon providing the Merchant with reasonable prior notice by email, if feasible, to one of the following contacts:

(i)                [***];

(ii)               [***];

(iii)              [***]

Total duration of emergency downtimes will not exceed 1.5 hour per Month.

Support Availability and Contacts

1.7             The Merchant shall provide End Users with level 1 (basic) support which shall consist of all End User enquiries to be provided by the Merchant support staff.

1.8             SOFTWARE PROVIDER' service centre will operate as a help-desk to receive all Incident reports and service calls, which will be available 24 hours a day, 365 days a year. There will at all times be an appropriately qualified support specialist ("Support Specialist”) on call to deal with Critical and Major Incidents. The service centre may be contacted by telephone or by e-mail, as follows:

(a)              1st tier contact- office hours Monday to Friday 8 am -6 pm (Bulgarian time):

Telephone: [***]

Email address: [***]

Skype live: [***]

Exhibit C

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE REDACTED TERMS HAVE BEEN MARKED WITH THREE ASTERISKS [***]

(b)              2nd tier contact - outside the office hours set out above:

On call: senior support technician

Mobile: [***]

Email [***]

Skype live: [***]

1.9             The service centre shall be available to provide Support Services for Critical and Major Incidents 24 hours a day, 365 days a year. All other Support Services will be available during Business Hours only.

1.10           The service centre shall have the following roles and responsibilities:

(a)              act as the single point of contact for all issues concerning Support Services;

(b)              be responsible for providing status reports of open service tickets and for following up on open issues;

(c)              in case the support specialist manning the help-desk cannot provide the required information or assistance he/she will make sure some other relevant person from SOFTWARE PROVIDER will provide such service.

(d)              Provide technical support for all SOFTWARE PROVIDER products, including without limitation:

•	All End User queries

•	System status

(e)              Escalation to 3rd tier and 4th tier (e.g. account managers, relevant technical contacts at SOFTWARE PROVIDER, and support teams for the Third Party Products) support to handle application related incidents and provide solutions or workaround.s3rd and 4th tier support will have necessary expertise to support incidents, provide solutions or workarounds and includes, without limitation:

•	Full stack developers

•	End to end knowledge of the SOFTWARE PROVIDER platform and offerings

Invoking Support Services

1.11           Upon detection of any Incident, the Merchant shall contact the service centre by e-mail, or any other agreed communication format notified in advance by the Merchant, using the contact details set out in Section 4.2 above. The Incident report shall include, in addition to all the details set out in Section 5.2 below, the name of the Merchant representative who shall function as SOFTWARE PROVIDER's single point of contact for the Incident reported and who shall work with the Support Specialist and provide all cooperation and assistance reasonably required in order to enable SOFTWARE PROVIDER to resolve the Incident quickly and efficiently. After submission of the Incident report via email, Merchant may also call the service centre using the telephone numbers listed above.

1.12           The Merchant shall provide the service desk with a report of the Incident, including its recommendation as to whether it should be classified as a Critical Major or Minor and any additional information available to the Merchant and reasonably requested by the Support Specialist, including, without limitation, the circumstances in which the Incident arose and the time the Merchant became aware of it.

Exhibit C

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE REDACTED TERMS HAVE BEEN MARKED WITH THREE ASTERISKS [***]

1.13           Upon receipt of such report, the Support Specialist shall assign to the report one of the Incident Categories. It is hereby clarified however that SOFTWARE PROVIDER shall be entitled to change the Incident Category upon notification to the Merchant and considering the then current circumstances of the Incident allows for such change.

Incident Resolution

1.14           No Incident shall be considered closed unless Merchant and SOFTWARE PROVIDER have reasonably agreed that it is solved.

1.15           The following Solution and resolution times shall apply:

Incident Category	Initial Response	Solution
Critical - the respective Software and/or Service is down	Within 15 minutes	Constant work until a Solution is available and the respective part of the Software and/or Service is Available
Major	Within 30 minutes	Constant work until a Solution is available Final resolution in no more upon than 48 hours following a Solution was found.
Minor	2 Business Day	Use commercially reasonable efforts to implement the final resolution on a timeline depending on the nature of the incident

1.16           In cases where SOFTWARE PROVIDER fails to meet the foregoing resolution time it will provide the Merchant with the following compensation:

Availability (A)	compensation
99.5% > A 99.0%	[***]% of the License Fees of the respective month
99.0% > A 97.8%	[***]% of the License Fees of the respective month
97.8% > A 96.2%	[***]% of the License Fees of the respective month
96.2%>A	[***]% of License Fees and this Failure shall be also considered immaterial breach of the Main Agreement.

Such compensation shall be the sole and exclusive remedy to which Merchant be entitled in such case of unavailability.

Production Incident Flow. SOFTWARE PROVIDER will follow the process identified below for production related incidents: (SAMPLE)

Exhibit C

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE REDACTED TERMS HAVE BEEN MARKED WITH THREE ASTERISKS [***]

24/7 live technical and trading support provided through skype.

•	LICENSEE representative reports the issue in the created group chat
•	depending on the type of the issue, SOFTWARE PROVIDER's customer support representative creates a work task and describes the issue and gives the needed level of priority based by the SLA outlined in this section
•	resolution of the issue is being provided or update of when the resolution will be applied

Email support

•	issues, upgrades or future tasks can also be escalated through email: product@ultraplay.co
•	representative acknowledges the receipt of the request and gives the priority based by the SLA outlined in this section
•	further updates to the task will also be provided through email (ETA, difficulty or more information required)

SLA Reporting

1.17           SOFTWARE PROVIDER will provide the Merchant with the following reports on actual operation of the Software upon its reasonable demand

(a)              Availability repor.t Contains Software availability statistics (Availability of all Modules, Emergency Maintenances - number and duration, Scheduled Downtimes - number and duration)

(b)              Incident report. Contains statistics on Incidents related to the Software for last month and for current year to date.

End to End Service Management Workflow.

1.18           Documentation for changes made to the SOFTWARE PROVIDER Software will be made available to Merchant as soon as commercially practical.

1.19           Production issues and incident lifecycle changes will be managed in Jira, which Merchant shall have access to.

1.20           If a production service issue requires a change to the SOFTWARE PROVIDER system, the SOFTWARE PROVIDER appointed account manager will communicate with Merchant to create and implement the following as soon as commercially reasonable:

Long term solution

Development guidelines

Infrastructure improvements

Monitoring improvements

1.21           The SOFTWARE PROVIDER appointed account manager will be available for follow up weekly production forums and shall also include as necessary technical operations, R&D management and IT management.

Exhibit C

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE REDACTED TERMS HAVE BEEN MARKED WITH THREE ASTERISKS [***]

EXHIBIT E
DATA PROTECTION ADDENDUM

This Data Processing Addendum ("Addendum") forms an integral part of the License Agreement ("Agreement”) between (a) Esports Technologies ("LICENSEE") and (b) (i) SOFTWARE PROVIDER and applies to the extent that SOFTWARE PROVIDER processes Personal Data, or has access to Personal Data, on behalf of the LICENSEE, in the course of its performance under the Agreement.

LICENSEE shall qualify as the Data Controller, as this term is defined under Data Protection Legislation. SOFTWARE PROVIDER shall qualify as the Data Processor, as this term is defined under Data Protection Legislation.

All capitalized terms not defined herein shall have the meaning set forth in the Agreement.

Definitions

1.1             "Approved Jurisdiction" means a member state of the EEA, or other jurisdiction as may be approved pursuant to the applicable Data Protection Legislation as having adequate legal protections for data by the European Commission

1.2             "Breach Incident" means a breach of security leading to the accidental or unlawful destruction, loss, alteration, unauthorized disclosure of, or access to, Personal Data transmitted, stored or otherwise processed.

1.3             "Data Protection Legislation" means any and/or all applicable domestic and foreign laws, rules, directives and regulations, on any local, provincial, state or deferral or national level, pertaining to data privacy, data security and/or the protection of Personal Data, including the Data Protection Directive 95/46/EC and the Privacy and Electronic Communications Directive 2002/58/EC(and respective local implementing laws) concerning the processing of personal data and the protection of privacy in the electronic communications sector (Directive on privacy and electronic communications, including any amendments or replacements to them, including the Regulation (EU) 2016/679 of the European Parliament and of the Council of 27 April 2016 on the protection of natural persons with regard to the processing of personal data and on the free movement of such data ("GDPR)".

1.4             "Data Controller", "Data Processor", "Data Subject”, "Personal Data”, "Process" and "Processing" shall have the meanings ascribed to them in the Data Protection Legislation.

1.5             "EEA" means those countries that are member of the European Economic Area.

1.6             "Security Measures" mean commercially reasonable security-related policies, standard, sand practices commensurate with the size and complexity of SOFTWARE PROVIDER's business, the level of sensitivity of the data collected, handled and stored, and the nature of SOFTWARE PROVIDER's business activities.

1.7             "Standard Contractual Clauses" mean the standard contractual clauses for the transfer of personal data to data processors established in third countries adopted by the European Commission Decision C(2010)593.

1.8             "Sub-Processors" mean any Affiliate, agent or assignee of SOFTWARE PROVIDER that may process Personal Data pursuant to the terms of the Agreement, and any unaffiliated processor engaged by SOFTWARE PROVIDER.

Compliance with Laws

1.9             Each Party shall comply with its respective obligations under the Data Protection Legislation.

1.10           SOFTWARE PROVIDER shall provide reasonable cooperation and assistance to LICENSEE in relation to SOFTWARE PROVIDER's processing of Personal Data in order to allow LICENSEE to comply with its obligations as a Data Controller under the Data Protection Legislation.

Exhibit E

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE REDACTED TERMS HAVE BEEN MARKED WITH THREE ASTERISKS [***]

1.11           SOFTWARE PROVIDER agrees to notify LICENSEE promptly in writing if it becomes unable to comply with the terms of this Addendum and take reasonable and appropriate (but in no event less than industry-standard) measures to remedy such non-compliance.

1.12           Throughout the duration of the Addendum, LICENSEE agrees and warrants that:

(a)              Personal Data has been and will continue to be collected, processed and transferred by LICENSEE in accordance with the Data Protection Legislation;

(b)              the processing of Personal Data by LICENSEE, as well as any instruction to SOFTWARE PROVIDER in connection with the processing of the Personal Data ("Processing Instructions”), has been and will continue to be carried out in accordance with the relevant provisions of the Data Protection Legislation;

(c)              the LICENSEE has provided the Data Subjects with an adequate and accessible notice, in accordance with Articles 13 and 14 of the GDPR, with respect to the processing of Personal Data and transfer of Personal Data pursuant to the Addendum;

(d)              the LICENSEE has obtained the relevant consents and permissions as necessary under Data Protection Legislations, or otherwise relives on other lawful grounds under Data Protection Legislations (including without limitation any lawful grounds required in order to comply with the Processing Instructions and those purposes detailed herein;)and that

(e)              the LICENSEE is solely responsible to exercise any and all rights of Data Subjects, in accordance with Articles 13-22 of the GDPR.

Processing Purpose and Instructions

1.13           The duration of the processing under the Agreement is determined by the parties, as set forth in the Agreement.

1.14           SOFTWARE PROVIDER shall process Personal Data only to deliver the Services in accordance with the LICENSEE's written Processing Instructions (unless waived in a written requirement,) the Agreement, the Data Protection Legislation and Exhibit A. which is attached herein and incorporated herein by reference. Unless permitted under the Agreement or this Addendum, SOFTWARE PROVIDER shall not otherwise modify, amend, disclose or permit the disclosure of any Personal Data to any third party unless authorized or directed to do so by LICENSEE.

1.15           SOFTWARE PROVIDER will not use Personal Data for any use other than as expressly provided in the Agreement or this Addendum. Processing any Personal Data outside the scope of the Agreement will require prior written agreement between SOFTWARE PROVIDER and LICENSEE by way of written agreement, and will include any additional fees that may be payable by LICENSEE to SOFTWARE PROVIDER for carrying out such instructions.

1.16           Notwithstanding the foregoing SOFTWARE PROVIDER shall be entitled to use the Personal Data for statistical and financial purposes provided however that any personal attributes shall be removed from such Personal Data or otherwise if such Personal Data is maintained on an aggregated basis. The use will be disclosed to Licensee.

Reasonable Security and Safeguards

1.17           SOFTWARE PROVIDER represents, warrants, and agrees to use Security Measures (i) to protect the availability, confidentially, and integrity of any Personal Data collected, accessed, used, stored or transmitted by SOFTWARE PROVIDER in connection with this Agreement, and (ii) to protect such data from Breach Incidents.

1.18           The Security Measures are subject to technical progress and development and SOFTWARE PROVIDER may update or modify the Security Measures from time to time provided that such updates and modifications do not result in the degradation of the overall security of the Services purchased by LICENSEE.

Exhibit E

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE REDACTED TERMS HAVE BEEN MARKED WITH THREE ASTERISKS [***]

1.19           SOFTWARE PROVIDER shall take reasonable steps to ensure the reliability of its staff and any other person acting under its supervision which has access to and processes Personal Data. SOFTWARE PROVIDER shall ensure that persons authorized to process Personal Data have committed themselves to be bound by obligations of confidentiality or are under an appropriate statutory obligation of confidentiality.

1.20           LICENSEE is responsible for using and configuring the Services in a manner which enables LICENSEE to comply with Data Protection Legislation, including implementing appropriate technical and organizational safeguards and measures.

Breach Incidents

1.21           Upon becoming aware of a Breach Incident, SOFTWARE PROVIDER will notify LICENSEE without undue delay. SOFTWARE PROVIDER will use reasonable endeavors to assist LICENSEE in mitigating, where possible, the adverse effects of any Breach Incident.

Cooperation and Assistance

1.22           If SOFTWARE PROVIDER receives any requests from individuals or applicable data protection authorities relating to the processing of Personal Data under the Agreement, including requests from individuals seeking to exercise their rights under EU Data Protection Law, SOFTWARE PROVIDER will promptly redirect the request to LICENSEE, but in no event more than five (5) Business Days from receipt of said request. SOFTWARE PROVIDER will not respond to such communication directly without LICENSEE's prior authorization, unless legally compelled to do so. If SOFTWARE PROVIDER is required to respond to such a request SOFTWARE PROVIDER will promptly notify LICENSEE and provide LICENSEE with a copy of the request unless legally prohibited from doing so.

1.23           If SOFTWARE PROVIDER receives a legally binding request for the disclosure of Personal Data which is subject to this Addendum, SOFTWARE PROVIDER shall (to the extent legally permitted) promptly notify LICENSEE upon receipt of such order, demand or request, but in no event more than two (2) Business Days from receipt of such order, demand, or request. It is hereby clarified however that if no such response is received from LICENSEE within three (3) Business Days (or otherwise any shorter period as dictated by the relevant law or authority), SOFTWARE PROVIDER shall be entitled to provide such information.

1.24           Notwithstanding the foregoing, SOFTWARE PROVIDER will reasonably cooperate with LICENSEE with respect to any action taken by it pursuant to such order, demand or request, including ensuring that confidential treatment will be accorded to such disclosed Personal Data.

1.25           Upon reasonable notice, SOFTWARE PROVIDER shall provide reasonable assistance to LICENSEE in:

(i)                allowing Data Subjects to exercise their rights under the Data Protection Legislation, including the right of access, right to rectification erasure ("right to be forgotten"), data portability or object to the processing;

(ii)               ensuring compliance with any notification obligations of Breach Incidents to the supervisory authority and communication obligations to Data Subjects, as required under Data Protection Legislation;

(iii)              ensuring LICENSEE's compliance with its obligation to carry out Data Protection Impact Assessments ("DPIA") or prior consultations with data protection authorities with respect to the processing of Personal Data. Any assistance to LICENSEE with regard to DPIA or prior consultations will be solely at LICENSEE's expense.

Use of Sub-Processors

1.26           LICENSEE provides a general consent to SOFTWARE PROVIDER to engage with onward Sub-Processors, provided that SOFTWARE PROVIDER has entered into an agreement with the Sub-Processor containing data protection obligations that are at least as restrictive as the obligations under this Addendum (to the extent applicable to the services provided by the Sub-processor).

Exhibit E

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE REDACTED TERMS HAVE BEEN MARKED WITH THREE ASTERISKS [***]

1.27           SOFTWARE PROVIDER will be responsible for any acts, errors or omissions by its Sub-Processors that may cause SOFTWARE PROVIDER to breach any of its obligations under this Addendum.

Transfer of EEA resident Personal Data outside the EEA

1.28           SOFTWARE PROVIDER may transfer and process Personal Data of residents of the EEA or Switzerland outside the EEA ("Transfer"), only subject to the following:

(i)                The Transfer is necessary for the purpose of SOFTWARE PROVIDER carrying out its obligations under the Agreement;

And

(ii)               One (or more) of the following applies:

1.       The Transfer is to an Approved Jurisdiction;

2.       The Transfer is subject to appropriate safeguards (for example, the Privacy Shield as referred to in the COMMISSION IMPLEMENTING DECISION (EU) 2016/1250of 12 July 2016 pursuant to Directive 95/46/EC of the European Parliament and of the Council on the adequacy of the protection provided by the EU-U.S. Privacy Shield, or other applicable frameworks);

3.       LICENSEE and SOFTWARE PROVIDER will sign the Standard Contractual Clauses.

4.       The Transfer is in accordance with any of the exceptions listed in the Data Protection Legislation. SOFTWARE PROVIDER will inform LICENSEE which exception applies to each Transfer and will assume complete and sole liability to ensure that the exception applies.

Data Retention and Destruction

1.29           SOFTWARE PROVIDER will only retain Personal Data for as long as Services are provided to LICENSEE in accordance with this Agreement. Following expiration or termination of the Agreement, SOFTWARE PROVIDER will delete or return to LICENSEE all Personal Data in its possession as provided in the Agreement except to the extent SOFTWARE PROVIDER is required by applicable law to retain some or all of the Personal Data (in which case SOFTWARE PROVIDER will implement reasonable measures to prevent the Personal Data from any further processing.)The terms of this Addendum will continue to apply to such Personal Data in perpetuity.

1.30           Notwithstanding the foregoing, SOFTWARE PROVIDER shall be entitled to maintain Personal Data following the termination of this Agreement for statistical and/or financial purposes provided always that SOFTWARE PROVIDER maintains such Personal Data only on an aggregated basis or otherwise after having removed all personally identifiable attributes from such Personal data.

General

1.31           Any claims brought under this Addendum will be subject to the terms and conditions of the Agreement, including the exclusions and limitations set forth in the Agreement.

1.32           In the event of a conflict between the Agreement (or any document referred to therein) and this Addendum, the provisions of this Addendum shall prevail.

Exhibit E

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE REDACTED TERMS HAVE BEEN MARKED WITH THREE ASTERISKS [***]

1.33           SOFTWARE PROVIDER may modify the terms of this Addendum in circumstances such as (i) if required to do so by a supervisory authority or other government or regulatory entity, (ii) if necessary to comply with Data Protection Legislation, or (iii) to implement or adhere to standard contractual clauses, approved codes of conduct or certifications, binding corporate rules, or other compliance mechanisms, which may be permitted under Data Protection Legislation.

SOFTWARE PROVIDER will promptly provide notice of such changes to LICENSEE in writing, and the modified Addendum will become effective, in accordance with the terms of the Agreement.

1.34           LICENSEE may audit SOFTWARE PROVIDER's compliance with this Addendum. For such audit, as reasonably requested by the LICENSEE, SOFTWARE PROVIDER shall grant the LICENSEE access to its premises, to documents, and to personnel working at such premises, provided always that (a) any such audits are performed no more than once every twelve month period; (b) any such audits are coordinated with SOFTWARE PROVIDER at least thirty (30) days in advance; (c) the LICENSEE shall assume all costs related to such audits (including the cost of time spent and materials of any member of SOFTWARE PROVIDER personnel assigned to monitor such audit;) (d) the LICENSEE shall procure that any person or entity conducting such audit shall at all times comply with the confidentiality obligations as detailed in the Agreement and this Addendum, and with the security policies and measures of SOFTWARE PROVIDER; and (e) the LICENSEE shall be fully liable for any breach of such confidentiality undertakings or security policies and measures. SOFTWARE PROVIDER shall reasonably cooperate with the LICENSEE's audits contemplated in this Section 10.4 of this Addendum.

Exhibit E

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE REDACTED TERMS HAVE BEEN MARKED WITH THREE ASTERISKS [***]